UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NOBLE CORPORATION plc

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REGISTRATION FORM

Noble Corporation plc’s Annual General Meeting May 2, 2023 at 2:30 pm CEST/1.30 pm BST

at J.W. Marriott Grosvenor House, 86-90 Park Lane, London W1K 7TN, England, W1K 7TN

For holders of shares of Noble Corporation plc listed on Nasdaq Copenhagen A/S ONLY

I, the Undersigned:

Name of shareholder:

Address:

Postal code and city:

Country:

Custody account no. or VP reference no.:

Registration:

Please tick below or register your participation directly at www.vp.dk/agm

☐	I wish to participate in the annual general meeting

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				Signature

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				Signature (Joint Owners)

This registration form must be received by Euronext Securities, Nicolai Eigtveds Gade 8, DK-1402 Copenhagen K, no later than April 30, 2023 11.59 p.m ET ( May 1, 2023 6:59 a.m. CEST) either by e-mail: cph-investor@euronext.com or by returning this form by post. Registration can also take place electronically on the website of Euronext Securities at www.vp.dk/agm.